Exhibit: 99.2
Financial Trends
Fourth Quarter 2007
January 28, 2008
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Vice President & Corporate Controller (812) 465-7290
Notes:   –  All share and per share data have been adjusted for stock dividends.
–	Summations may not equal due to rounding.

–	In connection with certain derivative transactions related to interest rate swap agreements, the Company restated the year ended December 31, 2004. For additional information regarding this restatement, see Form 8-K filed on January 31, 2006.

Old National Bancorp
Financial Summary
Fourth Quarter 2007

					2006				2007
2004	2005	2006	2007		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$63.1	$63.8	$79.4	$74.9	NET INCOME	$20.7	$20.2	$21.0	$17.5	$10.8	$19.6	$22.6	$22.0
2.8	(14.8)	-	-	INCOME from Discontinued Operations (net of tax)	-	-	-	-	-	-	-	-
60.3	78.6	79.4	74.9	INCOME from Continuing Operations (net of tax)	20.7	20.2	21.0	17.5	10.8	19.6	22.6	$22.0

				Diluted EPS
$0.90	$0.93	$1.20	$1.14	Net Income	$0.31	$0.30	$0.32	$0.27	$0.16	$0.30	$0.34	$0.34
0.04	(0.22)	-	-	Income from Discontinued Operations	-	-	-	-	-	-	-	-
0.86	1.15	1.20	1.14	Income from Continuing Operations	0.31	0.30	0.32	0.27	0.16	0.30	0.34	0.34

				Ratios — Net Income
8.83%	9.31%	12.43%	11.67%	Return on Average Common Equity	12.68%	12.82%	13.40%	10.87%	6.74%	12.30%	14.22%	13.39%
0.69%	0.74%	0.97%	0.94%	Return on Average Assets	1.00%	0.97%	1.04%	0.87%	0.52%	0.96%	1.15%	1.14%

				Ratios — Income from Continuing Operations
8.44%	11.47%	12.43%	11.67%	Return on Average Common Equity	12.68%	12.82%	13.40%	10.87%	6.74%	12.30%	14.22%	13.39%
0.66%	0.91%	0.97%	0.94%	Return on Average Assets	1.00%	0.97%	1.04%	0.87%	0.52%	0.96%	1.15%	1.14%
73.92%	65.58%	68.54%	71.01%	Efficiency Ratio	66.91%	66.05%	67.13%	74.31%	80.44%	70.31%	67.46%	66.84%
3.08%	3.09%	3.15%	3.28%	Net Interest Margin (FTE)	3.18%	3.18%	3.15%	3.09%	3.00%	3.20%	3.37%	3.56%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
11.2%	10.6%	11.1%	10.6%	Tier 1	10.7%	10.4%	11.0%	11.1%	9.8%	10.1%	10.5%	10.6%
14.9%	14.4%	14.5%	13.3%	Total	14.5%	14.1%	14.9%	14.5%	13.1%	13.4%	13.9%	13.3%
7.7%	7.7%	8.0%	7.7%	Leverage Ratio (to Average Assets)	7.8%	7.6%	7.9%	8.0%	7.1%	7.3%	7.7%	7.7%

7.83%	7.94%	7.81%	8.04%	Total Equity to Assets (Averages)	7.86%	7.59%	7.78%	8.01%	7.77%	7.83%	8.08%	8.51%

				Per Common Share Data:
0.72	0.76	0.84	1.11	Cash Dividends Declared (1)	0.21	0.21	0.21	0.21	0.22	0.22	0.22	0.45
80%	81%	70%	97%	Dividend Payout Ratio (1)	68%	69%	66%	79%	134%	74%	64%	134%
10.16	9.61	9.66	9.86	Book Value (EOP)	9.53	9.24	9.68	9.66	9.65	9.45	9.78	9.86
24.63	21.64	18.92	14.96	Market Value (EOP)	21.64	19.97	19.10	18.92	18.18	16.61	16.57	14.96

				Other Statistics
2,565	2,572	2,568	2,494	Full Time Equivalent Employees (2)	2,542	2,527	2,518	2,568	2,572	2,535	2,481	2,494

FTE —	Fully taxable equivalent basis

EOP —	End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	Based on the number of employees associated with continuing operations.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2007	2006	$	%		2007	2006	$	%
$478.5	$471.2	$7.3	1.5%	Interest Income (FTE)	$115.6	$118.8	$(3.2)	-2.7%
242.2	239.0	3.2	1.3%	Less: Interest Expense	53.4	62.7	(9.4)	-14.9%

236.4	232.2	4.1	1.8%	Net Interest Income (FTE)	62.2	56.0	6.2	11.0%

18.7	19.5	(0.8)	-4.1%	Wealth Management Fees	4.4	4.7	(0.2)	-4.7%
44.8	42.3	2.5	5.8%	Service Charges on Deposit Accounts	11.8	11.1	0.7	6.1%
14.5	12.1	2.4	19.9%	ATM Fees	4.0	3.2	0.8	25.8%
4.4	4.1	0.3	7.2%	Mortgage Banking Revenue	1.1	1.3	(0.2)	-12.8%
39.0	41.5	(2.5)	-6.0%	Insurance Premiums and Commissions	9.3	12.3	(3.0)	-24.2%
10.7	8.7	2.0	23.3%	Investment Product Fees	2.4	2.4	0.1	2.8%
9.8	9.0	0.9	9.5%	Company-owned Life Insurance	2.6	2.2	0.4	19.7%
16.1	13.8	2.3	16.9%	Other Income	8.0	0.2	7.8	N/M

158.0	150.9	7.1	4.7%	Total Fees, Service Charges & Other Rev.	43.7	37.3	6.4	17.1%

(3.0)	1.5	(4.5)	N/M	Gains (Losses) Sales of Securities	0.1	0.8	(0.6)	-82.0%
0.2	1.5	(1.3)	-89.0%	Gains (Losses) Derivatives	0.2	(0.4)	0.6	N/M

155.1	153.9	1.2	0.8%	Total Noninterest Income	44.1	37.7	6.4	17.0%

391.5	386.2	5.3	1.4%	Total Revenues (FTE)	106.3	93.7	12.6	13.4%

163.7	157.6	6.1	3.9%	Salaries and Employee Benefits	41.2	41.8	(0.6)	-1.5%
26.5	19.9	6.5	32.8%	Occupancy	8.7	4.8	3.9	82.5%
11.1	12.7	(1.6)	-12.7%	Equipment	2.5	3.1	(0.5)	-17.2%
8.4	10.4	(2.0)	-19.2%	Marketing	2.1	2.8	(0.7)	-25.2%
19.2	18.0	1.2	7.0%	Data Processing	4.7	4.4	0.2	5.2%
9.3	9.2	0.2	1.9%	Communication	2.3	2.3	(0.0)	-1.8%
7.7	7.6	0.1	1.4%	Professional Fees	2.2	1.9	0.2	12.3%
6.0	5.7	0.3	4.7%	Loan Expenses	1.4	1.4	0.0	1.6%
3.5	3.4	0.1	2.4%	Supplies	0.9	0.9	0.0	5.6%
22.6	20.2	2.4	11.9%	Other Expense	5.1	6.3	(1.2)	-18.6%

278.0	264.7	13.3	5.0%	Total Noninterest Expense	71.0	69.6	1.4	2.0%

4.1	7.0	(2.9)	-41.2%	Provision for loan losses	1.7	—	1.7	N/M

109.4	114.5	(5.1)	-4.5%	Income before Income Taxes and Discontinued Operations (FTE)	33.6	24.1	9.5	39.4%

17.3	15.6	1.7	11.2%	Income Taxes on Continuing Ops.	7.2	2.2	5.0	N/M
17.2	19.5	(2.4)	-12.1%	FTE Adjustment	4.4	4.4	0.0	0.2%

34.5	35.1	(0.6)	-1.8%	Total Taxes (FTE)	11.6	6.6	5.0	76.1%

$74.9	$79.4	$(4.5)	-5.6%	Net Income	$22.0	$17.5	$4.5	25.6%

				EPS
$1.14	$1.20	$(0.06)	-5.1%	Diluted Net Income	$0.34	$0.27	$0.07	25.9%

				Average Common Shares Outstanding (000’s)
65,684	66,226	(542)	-0.8%	Basic	65,607	65,797	(190)	-0.3%
65,750	66,261	(511)	-0.8%	Diluted	65,707	65,868	(161)	-0.2%

66,205	66,503	(298)	-0.4%	Common Shares Outstanding (EOP) (000’s)	66,205	66,503	(298)	-0.4%

FTE —	Fully taxable equivalent basis

EOP —	End of period actual balances

N/M =	Not meaningful

Old National Bancorp
NET INCOME TRENDS
Fourth Quarter 2007
($ In Millions except EPS information)

					2006				2007
2004	2005	2006	2007		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$441.0	$446.8	$471.2	$478.5	Interest Income (FTE)	$114.7	$118.9	$118.8	$118.8	$120.5	$122.2	$120.3	$115.6
185.4	206.1	239.0	242.2	Less: Interest Expense	55.3	59.3	61.7	62.7	64.5	63.6	60.7	53.4

255.7	240.7	232.2	236.4	Net Interest Income (FTE)	59.5	59.6	57.1	56.0	56.0	58.6	59.5	62.2

20.4	20.3	19.5	18.7	Wealth Management Fees	5.2	5.0	4.7	4.7	4.9	4.8	4.6	4.4
48.5	47.2	42.3	44.8	Service Charges on Deposit Accounts	9.9	10.7	10.6	11.1	10.2	11.2	11.5	11.8
9.5	11.1	12.1	14.5	ATM Fees	2.8	3.0	3.0	3.2	3.2	3.5	3.8	4.0
8.5	4.9	4.1	4.4	Mortgage Banking Revenue	1.2	0.6	1.0	1.3	1.0	1.1	1.2	1.1
32.8	35.2	41.5	39.0	Insurance Premiums and Commissions	11.0	9.5	8.8	12.3	10.6	10.2	8.9	9.3
12.0	9.0	8.7	10.7	Investment Product Fees	2.3	2.0	2.0	2.4	2.9	2.8	2.7	2.4
8.0	8.1	9.0	9.8	Company-owned Life Insurance	2.2	2.3	2.3	2.2	2.4	2.4	2.4	2.6
9.5	28.3	13.8	16.1	Other Income	6.8	3.3	3.4	0.2	2.3	2.9	2.9	8.0

149.2	164.1	150.9	158.0	Total Fees, Service Charges & Other Rev.	41.4	36.3	35.8	37.3	37.4	39.0	37.9	43.7

2.9	0.9	1.5	(3.0)	Gains (Losses) Sales of Securities	(0.1)	0.1	0.8	0.8	(2.7)	(0.0)	(0.5)	0.1
10.8	(3.4)	1.5	0.2	Gains (Losses) Derivatives	1.6	0.4	(0.1)	(0.4)	0.0	(0.2)	0.2	0.2

162.9	161.6	153.9	155.1	Total Noninterest Income	42.9	36.8	36.6	37.7	34.8	38.7	37.6	44.1

418.5	402.3	386.2	391.5	Total Revenues (FTE)	102.4	96.4	93.7	93.7	90.8	97.3	97.1	106.3

171.9	147.8	157.6	163.7	Salaries and Employee Benefits	41.3	37.7	36.8	41.8	41.3	41.5	39.6	41.2
19.3	20.4	19.9	26.5	Occupancy	5.2	4.9	5.1	4.8	6.4	5.5	5.9	8.7
14.2	14.4	12.7	11.1	Equipment	3.4	3.2	3.1	3.1	3.1	2.8	2.7	2.5
9.8	8.3	10.4	8.4	Marketing	2.3	2.5	2.7	2.8	2.3	2.2	1.7	2.1
21.6	21.2	18.0	19.2	Data Processing	4.6	4.5	4.4	4.4	5.1	4.8	4.7	4.7
10.7	9.9	9.2	9.3	Communication	2.3	2.4	2.2	2.3	2.4	2.3	2.3	2.3
25.9	9.3	7.6	7.7	Professional Fees	2.0	1.9	1.8	1.9	2.0	1.9	1.7	2.2
6.5	5.3	5.7	6.0	Loan Expenses	1.4	1.5	1.5	1.4	1.2	1.9	1.5	1.4
3.8	3.8	3.4	3.5	Supplies	0.8	0.9	0.9	0.9	1.0	0.8	0.8	0.9
25.7	23.5	20.2	22.6	Other Expense	5.2	4.2	4.5	6.3	8.3	4.7	4.5	5.1

309.4	263.8	264.7	278.0	Total Noninterest Expense	68.5	63.7	62.9	69.6	73.0	68.4	65.5	71.0

22.4	23.1	7.0	4.1	Provision for Loan Losses	3.5	3.5	—	—	2.4	—	—	1.7

86.7	115.4	114.5	109.4	Income before Income Taxes and Discontinued Operations (FTE)	30.4	29.2	30.8	24.1	15.3	28.9	31.6	33.6

2.5	15.3	15.6	17.3	Income Taxes on Continuing Ops.	4.6	3.8	5.0	2.2	0.3	5.1	4.7	7.2
23.9	21.5	19.5	17.2	FTE Adjustment	5.1	5.2	4.8	4.4	4.2	4.3	4.3	4.4

26.4	36.8	35.1	34.5	Total Taxes (FTE)	9.7	9.1	9.8	6.6	4.5	9.3	9.0	11.6

60.3	78.6	79.4	74.9	Income from Continuing Ops., (net of tax)	20.7	20.2	21.0	17.5	10.8	19.6	22.6	22.0
2.8	(14.8)	-	-	Income from Discontinued Ops., (net of tax)	-	-	-	-	-	-	-	-

$63.1	$63.8	$79.4	$74.9	Net Income	$20.7	$20.2	$21.0	$17.5	$10.8	$19.6	$22.6	$22.0

				Diluted EPS
$0.86	$1.15	$1.20	$1.14	Income from Continuing Operations	$0.31	$0.30	$0.32	$0.27	$0.16	$0.30	$0.34	$0.34
0.04	(0.22)	—	—	Income from Discontinued Operations	—	—	—	—	—	—	—	—

$0.90	$0.93	$1.20	$1.14	Net Income	$0.31	$0.30	$0.32	$0.27	$0.16	$0.30	$0.34	$0.34

69,452	68,095	66,226	65,684	Average Basic Common Shares (000’s)	67,016	66,283	65,823	65,797	65,806	65,723	65,601	65,607
70,024	68,256	66,261	65,750	Average Diluted Common Shares (000’s)	67,317	66,353	65,853	65,868	65,863	65,804	65,658	65,707

FTE —	Fully taxable equivalent basis

Old National Bancorp
Balance Sheet (EOP)
Fourth Quarter 2007
($ in Millions)

						Change from Prior Year
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	12/31/2007 vs. 12/31/2006		12/31/2005	12/31/2004
Assets						$	%

Investments:
Treasury & Gov’t Sponsored Agencies	$688.9	$661.2	$637.2	$582.9	$680.2	$8.8	1.3%	$509.7	$699.3
Mortgage-backed Securities	1,048.8	1,072.5	1,113.7	1,152.1	1,147.0	(98.2)	-8.6%	1,253.3	1,445.1
States & Political Subdivisions	294.9	259.6	263.2	267.0	273.3	21.6	7.9%	488.4	597.6
Other Securities	275.9	268.7	260.9	268.5	275.7	0.2	0.1%	265.1	270.7
Fed Funds Sold & Resell Agreements	—	0.2	5.1	330.0	283.5	(283.5)	-100.0%	123.9	—
Money Market Investments	8.5	4.1	3.2	30.1	4.1	4.4	108.0%	33.1	12.3

Total Investments	2,317.0	2,266.2	2,283.4	2,630.7	2,663.7	(346.7)	-13.0%	2,673.5	3,025.1

Residential Real Estate Loans Held for Sale	13.0	13.3	19.6	19.0	16.6	(3.6)	-21.8%	43.8	22.5
Loans:
Commercial Loans & Leases	1,694.7	1,692.5	1,717.2	1,667.2	1,629.9	64.9	4.0%	1,553.7	1,550.6
Commercial & Agriculture Real Estate	1,270.4	1,308.3	1,379.4	1,454.2	1,386.4	(116.0)	-8.4%	1,534.4	1,653.1
Consumer:
Home Equity	250.1	256.0	263.0	281.1	284.8	(34.7)	-12.2%	337.4	363.8
Other Consumer Loans	937.6	954.3	948.7	918.0	914.1	23.6	2.6%	924.4	841.8

Subtotal of Commercial & Consumer Loans	4,152.9	4,211.1	4,308.2	4,320.5	4,215.1	(62.2)	-1.5%	4,349.9	4,409.4
Residential Real Estate	533.4	539.3	545.3	560.8	484.9	48.6	10.0%	543.9	555.4

Total Loans	4,686.4	4,750.4	4,853.5	4,881.2	4,700.0	(13.6)	-0.3%	4,893.8	4,964.8

Total Earning Assets	7,016.3	7,029.9	7,156.5	7,530.9	7,380.3	(364.0)	-4.9%	7,611.2	8,012.4

Allowance for Loan Losses	(56.5)	(64.1)	(67.5)	(71.3)	(67.8)	(11.3)	-16.7%	(78.8)	(85.7)
Nonearning Assets:
Cash and Due from Banks	255.2	192.9	201.6	177.6	210.3	44.9	21.3%	245.4	204.7
Premises & Equipment	48.7	47.3	44.8	54.1	122.9	(74.2)	-60.4%	199.9	212.8
Goodwill & Intangible Assets	191.0	191.9	192.8	194.4	134.2	56.8	42.3%	136.3	168.8
Company-owned Life Insurance	214.5	211.9	210.5	209.1	198.0	16.4	8.3%	193.5	185.6
Other Assets	176.9	222.8	249.0	236.9	171.6	5.4	3.1%	184.7	199.8

Total Nonearning Assets	886.3	866.7	898.7	872.1	837.0	49.3	5.9%	959.7	971.7

Total Assets	$7,846.1	$7,832.5	$7,987.7	$8,331.6	$8,149.5	$(303.4)	-3.7%	$8,492.0	$8,898.3

Liabilities & Equity
Noninterest-bearing Demand Deposits	$855.4	$840.5	$861.4	$859.4	$877.9	$(22.4)	-2.6%	$891.5	$851.2
NOW Accounts	1,410.7	1,427.5	1,591.1	1,635.8	1,449.2	(38.5)	-2.7%	1,640.7	1,920.5
Savings Accounts	774.1	653.4	605.9	581.7	437.7	336.4	76.8%	480.4	480.4
Money Market Accounts	562.1	690.4	746.8	851.0	925.3	(363.2)	-39.2%	869.0	573.3
Other Time under $100,000	1,283.0	1,330.8	1,341.0	1,363.8	1,369.0	(85.9)	-6.3%	1,378.0	1,527.3
Other Time $100,000 & over	562.1	673.3	754.8	1,001.8	932.6	(370.5)	-39.7%	840.9	675.8

Total Core Deposits	5,447.4	5,615.9	5,901.2	6,293.6	5,991.6	(544.2)	-9.1%	6,100.5	6,028.6
Brokered CD’s	216.0	258.6	311.5	316.2	329.9	(113.9)	-34.5%	365.1	390.1

Total Deposits	5,663.4	5,874.5	6,212.6	6,609.7	6,321.5	(658.1)	-10.4%	6,465.6	6,418.7
Short-term Borrowings	638.2	527.0	443.0	381.0	312.9	325.3	104.0%	302.8	347.4
Long-term Borrowings	656.7	612.1	591.5	592.5	747.5	(90.8)	-12.1%	954.9	1,307.0

Total Borrowed Funds	1,295.0	1,139.2	1,034.5	973.4	1,060.5	234.5	22.1%	1,257.7	1,654.3
Accrued Expenses & Other Liabilities	234.9	171.4	115.1	107.8	125.2	109.7	87.6%	118.8	121.2

Total Liabilities	7,193.2	7,185.1	7,362.2	7,691.0	7,507.1	(313.9)	-4.2%	7,842.1	8,194.2
Common Stock, Surplus & Retained Earnings	664.2	671.0	662.9	660.9	667.5	(3.3)	-0.5%	671.7	699.7
Other Comprehensive Income	(11.3)	(23.6)	(37.4)	(20.3)	(25.1)	13.8	54.8%	(21.8)	4.3

Total Shareholders Equity	652.9	647.4	625.6	640.7	642.4	10.5	1.6%	649.9	704.1

Total Liabilities & Shareholders Equity	$7,846.1	$7,832.5	$7,987.7	$8,331.6	$8,149.5	$(303.4)	-3.7%	$8,492.0	$8,898.3

EOP —	End of period actual balances

N/M =	Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2004	2005	2006	2007		2006				2007
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
				Investments:
$640.4	$574.1	$584.3	$636.8	Treasury & Gov’t Sponsored Agencies	$539.6	$635.0	$589.9	$572.9	$648.8	$595.2	$641.5	$661.7
1,422.5	1,346.9	1,215.0	1,112.9	Mortgage-backed Securities	1,251.4	1,238.2	1,199.8	1,170.3	1,161.4	1,130.5	1,096.5	1,063.0
638.4	536.9	408.5	263.7	States & Political Subdivisions	487.2	477.4	380.1	289.2	269.4	263.7	259.3	262.4
153.3	273.9	254.6	268.6	Other Securities	263.0	258.3	244.7	252.7	272.6	263.2	260.9	277.5
71.4	16.0	72.8	109.5	Fed Funds Sold & Resell Agreements	49.3	4.2	10.1	227.7	245.3	188.2	4.3	0.4
23.7	21.1	14.8	7.7	Money Market Investments	30.1	16.2	6.2	6.6	5.1	11.2	5.2	9.2

2,949.7	2,769.0	2,550.0	2,399.1	Total Investments	2,620.5	2,629.3	2,430.8	2,519.3	2,602.5	2,452.1	2,267.7	2,274.1

				Loans:
1,611.1	1,578.2	1,592.3	1,679.6	Commercial Loans & Leases	1,535.9	1,591.0	1,619.1	1,623.1	1,675.9	1,687.7	1,677.5	1,677.4
1,767.5	1,604.2	1,466.2	1,374.7	Commercial & Agriculture Real Estate	1,519.7	1,491.9	1,457.9	1,395.1	1,433.2	1,419.2	1,351.5	1,294.9
				Consumer:
348.9	357.6	307.1	267.1	Home Equity	327.1	311.3	300.6	289.3	285.1	271.1	259.1	253.1
847.6	889.9	929.7	937.4	Other Consumer Loans	927.0	938.9	933.6	919.4	915.7	933.4	954.0	946.5

4,575.1	4,429.9	4,295.3	4,258.8	Subtotal of Commercial & Consumer Loans	4,309.7	4,333.2	4,311.3	4,226.9	4,309.9	4,311.3	4,242.1	4,172.0
765.5	584.7	527.9	556.0	Residential Real Estate (1)	557.9	527.5	519.4	506.7	550.3	570.4	557.6	545.9

5,340.7	5,014.7	4,823.1	4,814.9	Total Loans (1)	4,867.6	4,860.7	4,830.7	4,733.5	4,860.3	4,881.7	4,799.7	4,717.9

8,290.4	7,783.6	7,373.1	7,214.0	Total Earning Assets	7,488.1	7,490.0	7,261.5	7,252.9	7,462.7	7,333.8	7,067.4	6,992.0

(97.8)	(82.9)	(76.5)	(68.2)	Allowance for Loan Losses	(79.1)	(77.9)	(77.0)	(71.8)	(71.0)	(71.7)	(67.6)	(62.5)
930.9	925.8	876.7	839.2	Nonearning Assets	880.7	884.9	881.0	860.4	849.6	857.0	856.2	794.0

$9,123.5	$8,626.5	$8,173.4	$7,985.0	Total Assets	$8,289.7	$8,296.9	$8,065.5	$8,041.5	$8,241.4	$8,119.0	$7,856.0	$7,723.6

				Liabilities & Equity
$803.1	$837.6	$800.7	$828.5	Noninterest-bearing Demand Deposits	$811.3	$795.5	$793.0	$802.9	$822.5	$837.5	$821.6	$832.2
1,735.6	1,754.9	1,429.8	1,490.4	NOW Accounts	1,506.9	1,437.7	1,360.8	1,413.6	1,542.1	1,616.6	1,452.6	1,350.4
471.3	485.3	441.3	622.4	Savings Accounts	489.5	444.8	415.5	415.3	539.4	583.0	619.8	747.4
587.0	695.0	886.2	758.6	Money Market Accounts	883.2	895.8	872.4	893.1	882.6	811.9	735.2	604.6
2,449.3	2,202.4	2,277.9	2,134.9	Other Time	2,233.9	2,232.9	2,311.3	2,333.4	2,347.4	2,239.1	2,042.7	1,910.3

6,046.3	5,975.2	5,835.8	5,834.7	Total Core Deposits	5,924.8	5,806.8	5,753.2	5,858.4	6,134.0	6,088.2	5,671.8	5,444.9

375.3	376.2	338.4	291.5	Brokered CD’s	352.8	335.7	334.2	331.1	321.3	315.6	306.3	222.6

6,421.5	6,351.3	6,174.2	6,126.2	Total Deposits	6,277.6	6,142.5	6,087.4	6,189.5	6,455.3	6,403.8	5,978.2	5,667.5

406.1	388.2	402.2	461.8	Short-term Borrowings	298.6	530.9	461.4	318.1	375.0	376.4	525.0	570.8
1,463.5	1,094.6	835.6	615.9	Long-term Borrowings	938.0	860.6	771.4	772.4	644.0	592.8	594.3	632.5

1,869.6	1,482.8	1,237.8	1,077.7	Total Borrowed Funds	1,236.6	1,391.5	1,232.8	1,090.5	1,018.9	969.2	1,119.3	1,203.2

117.8	107.1	123.0	139.3	Accrued Expenses & Other Liabilities	123.8	133.0	117.9	117.3	127.2	110.2	123.9	195.9

8,408.9	7,941.2	7,535.1	7,343.1	Total Liabilities	7,637.9	7,667.0	7,438.0	7,397.3	7,601.4	7,483.2	7,221.3	7,066.6

708.0	690.9	666.2	666.8	Common Stock, Surplus & Retained Earnings	671.1	663.8	664.2	665.6	666.9	659.1	667.5	673.7
6.6	(5.6)	(27.8)	(25.0)	Other Comprehensive Income	(19.3)	(33.8)	(36.7)	(21.4)	(26.9)	(23.3)	(32.9)	(16.7)

714.6	685.3	638.4	641.8	Total Shareholders Equity	651.8	630.0	627.5	644.2	640.0	635.8	634.7	656.9

$9,123.5	$8,626.5	$8,173.4	$7,985.0	Total Liabilities & Shareholders Equity	$8,289.7	$8,296.9	$8,065.5	$8,041.5	$8,241.4	$8,119.0	$7,856.0	$7,723.6

(1)	Includes residential loans held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2004	2005	2006	2007		2006				2007
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Investments:
3.18%	3.44%	4.55%	5.07%	Treasury & Gov’t Sponsored Agencies	4.26%	4.49%	4.66%	4.75%	4.87%	5.11%	5.14%	5.17%
4.18%	4.24%	4.55%	4.68%	Mortgage-backed Securities	4.45%	4.57%	4.61%	4.59%	4.61%	4.64%	4.74%	4.74%
6.92%	6.88%	6.93%	7.07%	States & Political Subdivisions	6.85%	6.89%	7.00%	7.05%	7.05%	7.04%	7.10%	7.12%
4.14%	4.55%	5.14%	5.25%	Other Securities	5.06%	5.21%	5.08%	5.23%	5.32%	5.11%	5.22%	5.33%
1.31%	4.08%	5.20%	5.35%	Fed Funds Sold, Resell Agr & Money Mkt	4.63%	6.63%	3.90%	5.34%	5.41%	5.18%	8.98%	5.50%

4.46%	4.61%	5.01%	5.14%	Total Investments	4.92%	5.05%	5.04%	5.05%	5.07%	5.10%	5.19%	5.22%

				Loans:
5.41%	6.39%	7.32%	7.47%	Commercial Loans & Leases	7.06%	7.30%	7.48%	7.43%	7.54%	7.57%	7.54%	7.25%
5.70%	6.36%	7.27%	7.56%	Commercial & Agriculture Real Estate	7.00%	7.22%	7.35%	7.54%	7.35%	7.73%	7.85%	7.31%
				Consumer:
5.17%	6.28%	8.04%	8.17%	Home Equity	7.60%	8.02%	8.32%	8.29%	8.29%	8.27%	8.33%	7.78%
7.16%	6.93%	7.13%	7.61%	Other Consumer Loans	6.96%	7.05%	7.22%	7.30%	7.40%	7.60%	7.70%	7.71%

5.83%	6.48%	7.31%	7.57%	Subtotal of Commercial & Consumer Loans	7.05%	7.27%	7.44%	7.49%	7.50%	7.67%	7.73%	7.40%
5.60%	5.47%	5.54%	5.86%	Residential Real Estate Loans (1)	5.41%	5.45%	5.66%	5.64%	5.73%	5.90%	5.89%	5.91%

5.79%	6.36%	7.12%	7.38%	Total Loans (1)	6.86%	7.07%	7.25%	7.30%	7.29%	7.46%	7.51%	7.23%

5.32%	5.74%	6.39%	6.63%	Total Earning Assets	6.18%	6.36%	6.51%	6.52%	6.51%	6.67%	6.77%	6.58%

				Interest-bearing Liabilities:
0.94%	1.44%	1.92%	2.12%	NOW Accounts	1.80%	1.87%	1.93%	2.07%	2.34%	2.43%	2.16%	1.48%
0.47%	0.87%	1.28%	2.43%	Savings Accounts	1.33%	1.16%	1.25%	1.39%	2.35%	2.29%	2.50%	2.54%
1.10%	2.71%	3.32%	3.11%	Money Market Accounts	3.23%	3.19%	3.38%	3.48%	3.55%	3.31%	3.06%	2.32%
3.25%	3.32%	4.15%	4.64%	Other Time	3.78%	3.99%	4.30%	4.51%	4.64%	4.70%	4.63%	4.58%

1.99%	2.36%	3.12%	3.38%	Total Interest-bearing Deposits	2.87%	2.99%	3.23%	3.39%	3.56%	3.52%	3.38%	3.04%
4.71%	4.64%	4.57%	4.72%	Brokered CD’s	4.35%	4.50%	4.74%	4.71%	4.74%	4.76%	4.83%	4.53%

2.18%	2.52%	3.21%	3.46%	Total Interest-bearing Deposits & CD’s	2.96%	3.08%	3.33%	3.47%	3.62%	3.59%	3.47%	3.11%

0.96%	2.48%	3.98%	3.94%	Short-term Borrowings	3.25%	4.18%	4.26%	3.89%	4.11%	4.02%	4.12%	3.60%
4.05%	5.26%	6.03%	6.64%	Long-term Borrowings	5.58%	5.91%	6.34%	6.41%	6.55%	6.77%	6.82%	6.43%

3.37%	4.53%	5.37%	5.48%	Total Borrowed Funds	5.02%	5.25%	5.56%	5.68%	5.65%	5.70%	5.55%	5.09%

2.48%	2.95%	3.61%	3.80%	Total Interest-bearing Liabilities	3.34%	3.53%	3.75%	3.84%	3.93%	3.90%	3.84%	3.51%

2.84%	2.79%	2.78%	2.83%	Net Interest Rate Spread	2.83%	2.83%	2.76%	2.68%	2.58%	2.77%	2.93%	3.07%

3.08%	3.09%	3.15%	3.28%	Net Interest Margin	3.18%	3.18%	3.15%	3.09%	3.00%	3.20%	3.37%	3.56%

FTE —	Fully taxable equivalent basis

(1)	Includes residential loans held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

2004	2005	2006	2007		2006				2007
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$95.2	$85.7	$78.8	$67.8	Beginning Allowance for Loan Losses	$78.8	$76.8	$76.4	$71.6	$67.8	$71.3	$67.5	$64.1

22.4	23.1	7.0	4.1	Provision for Loan Losses	3.5	3.5	—	—	2.4	—	—	1.7

—	—	—	5.7	Acquired from acquisition	—	—	—	—	5.7	—	—	—

0.7	—	—	—	Transfer to Allow. Unfunded Commitments	—	—	—	—	—	—	—	—

(41.2)	(36.1)	(27.9)	(26.9)	Gross Charge-offs	(7.4)	(6.4)	(4.6)	(9.6)	(7.7)	(6.0)	(4.2)	(9.0)
(4.6)	(5.3)	(2.8)	(5.3)	Write-downs from Loans Sold	—	—	(2.8)	—	—	(1.1)	(1.4)	(2.8)
13.2	11.5	12.7	11.1	Gross Recoveries	1.9	2.4	2.6	5.7	3.1	3.3	2.3	2.4

(32.6)	(30.0)	(18.1)	(21.1)	Net Charge-offs	(5.5)	(4.0)	(4.7)	(3.8)	(4.6)	(3.8)	(3.3)	(9.3)

$85.7	$78.8	$67.8	$56.5	Ending Allowance for Loan Losses	$76.8	$76.4	$71.6	$67.8	$71.3	$67.5	$64.1	$56.5

0.61%	0.60%	0.37%	0.44%	Net Charge-offs / Average Loans (1)	0.46%	0.33%	0.39%	0.32%	0.38%	0.31%	0.28%	0.79%

$5,340.7	$5,014.7	$4,823.1	$4,814.9	Average Loans Outstanding (1)	$4,867.6	$4,860.7	$4,830.7	$4,733.5	$4,860.3	$4,881.7	$4,799.7	$4,717.9

$4,987.3	$4,937.6	$4,716.6	$4,699.4	EOP Loans Outstanding (1)	$4,831.5	$4,875.9	$4,732.2	$4,716.6	$4,900.2	$4,873.1	$4,763.7	$4,699.4

1.72%	1.60%	1.44%	1.20%	Allowance for Loan Loss / EOP Loans (1)	1.59%	1.57%	1.51%	1.44%	1.46%	1.38%	1.35%	1.20%

				Underperforming Assets:
$2.4	$1.8	$2.1	$1.5	Loans 90 Days & over (still accruing)	$1.4	$1.3	$3.1	$2.1	$0.5	$1.0	$2.2	$1.5

				Non-performing Loans:
54.9	55.6	41.5	40.8	Nonaccrual Loans	51.4	51.7	44.9	41.5	60.4	58.5	49.3	40.8
—	—	0.1	—	Renegotiated Loans	—	0.1	0.1	0.1	0.0	0.0	—	—

54.9	55.6	41.6	40.8	Total Non-performing Loans	51.4	51.8	44.9	41.6	60.5	58.5	49.3	40.8

8.3	3.6	3.3	2.9	Foreclosed properties	2.3	2.9	4.0	3.3	3.6	2.3	7.9	2.9

$65.6	$61.0	$47.0	$45.2	Total Underperforming Assets	$55.1	$56.1	$52.1	$47.0	$64.6	$61.8	$59.4	$45.2

$192.2	$136.6	$153.2	$115.1	Classified Loans - “Problem Loans”	$139.8	$137.9	$127.8	$153.2	$166.4	$131.8	$130.2	$115.1
148.1	83.2	119.8	103.2	Criticized Loans - “Special Mention Loans"	81.6	64.8	119.2	119.8	97.8	89.8	79.1	103.2

$340.3	$219.8	$273.0	$218.3	Total Classified & Criticized Loans	$221.4	$202.7	$247.0	$273.0	$264.2	$221.6	$209.3	$218.3

1.10%	1.13%	0.88%	0.87%	Non-performing loans / EOP Loans (1)	1.06%	1.06%	0.95%	0.88%	1.23%	1.20%	1.04%	0.87%

156%	142%	163%	138%	Allowance to Non-performing Loans	150%	147%	159%	163%	118%	115%	130%	138%

1.31%	1.24%	1.00%	0.96%	Under-performing Assets / EOP Loans (1)	1.14%	1.15%	1.10%	1.00%	1.32%	1.27%	1.25%	0.96%

$8,898.3	$8,492.0	$8,149.5	$7,846.1	EOP Total Assets	$8,244.9	$8,306.5	$7,919.9	$8,149.5	$8,331.6	$7,987.7	$7,832.5	$7,846.1

0.74%	0.72%	0.58%	0.58%	Under-performing Assets / EOP Assets	0.67%	0.67%	0.66%	0.58%	0.77%	0.77%	0.76%	0.58%

EOP —	End of period actual balances

(1)	Includes residential loans held for sale.